

MARATHON®
DIGITAL HOLDINGS

Securing and Supporting the Bitcoin Ecosystem

NASDAQ: MARA | Nov 2023

Safe Harbor Statement

Statements made in this presentation include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "should," "expect," "anticipate," "estimate," "continue," or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Risk Factors" in the Company's Annual Reports on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Disclaimer

This presentation is not intended to be and should not be considered as forward-looking statements by the Company. It is impossible to forecast what the price of bitcoin, hash rate, or the difficulty rate will be on any specific date, including during 2023, when all the Company's miners are expected to be deployed. This presentation is for illustrative purposes only to provide the reader with an estimate of the Company's potential gross revenue, mining power and hosting costs, which might be attained if all miners were deployed as of a specific date and with certain parameters used, as set forth below.

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under "Risk Factors" in Item 1A of our most recent Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2022. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future.

Marathon – We Think Outside the Blocks

EFFICIENT, SCALABLE AND SUSTAINABLE

Our Business

- Converting electricity into economic value with the most efficient hardware available
- Developing new technologies to advance the Bitcoin mining network

Our Strategy

- **Vertically Integrated Technology**
  Software + hardware + infrastructure
- **Bitcoin Treasury**
  13,396 BTC held (unrestricted October 2023)
- **Diversified Operations**
  19.2 EH/s energized across 8 sites in North America and the Middle East[1]
- **Sustainably Powered**
  100% carbon neutral in 2023, 54% of energy from sustainable sources 3Q23[2]

Increased Energized Hash Rate[1] 174% October 2023 YTD



30
25
20
15
10
5
0
3.8 EH/s
2.1 EH/s
7.0 EH/s
3.9 EH/s
11.5 EH/s
4.1 EH/s
17.7 EH/s
4.0 EH/s
19.1 EH/s
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
INSTALLED NOT YET ENERGIZED HASH RATE
ENERGIZED HASH RATE (EH/S)

1. As of October 31, 2023. Energized hash rate is the amount of hash rate based on the manufacturers' specifications that could theoretically be generated if all miners that have been energized are currently in operation.
2. Approximately 54% of the electricity used to power our mining operations was generated by sustainable sources of energy (YTD through September 30, 2023). The company expects to offset the remainder through renewable energy credits in calendar year 2023.

Increasing Hash Rate, BTC Production, Efficiency, and Market Share

Energized Hash Rate (EH/s)



3.8
7.0
11.5
17.7
+8%
19.1
3Q22
4Q22
1Q23
2Q23
3Q23

Bitcoin Mined



616
1,562
2,195
2,926
+19%
3,490
3Q22
4Q22
1Q23
2Q23
3Q23

Average Fleet Efficiency (J/TH)



31.0
30.9
27.9
27.3
-8%
25.2
3Q22
4Q22
1Q23
2Q23
3Q23

Share Of Bitcoin Miner Rewards[1]



0.7%
1.8%
2.5%
3.3%
+77bps
4.0%
3Q22
4Q22
1Q23
2Q23
3Q23

Source: Company data

1. Share of bitcoin miner rewards defined as Marathon's mining rewards in the period divided by total network rewards available in the period

Setting the Pace for the Bitcoin Mining Industry

ONE OF THE LARGEST & MOST LIQUID MINERS	EFFICIENTLY SCALING & EXPANDING OPERATIONS	PROACTIVELY MANAGING LIQUIDITY
TICKER **NASDAQ: MARA**	HASH RATE **19.2 EH/s** ENERGIZED (as of 10/31/23) **~30 EH/s** ONCE FULLY DEPLOYED*	UNRESTRICTED CASH & CASH EQUIVALENTS **$156.1M** AS OF 10/31/23
CLOSING SHARE PRICE **$8.81** AS OF 10/31/23	FLEET EFFICIENCY **25 J/TH** AS OF 10/31/23 **24 J/TH** ONCE FULLY DEPLOYED*	UNRESTRICTED BTC **13,396 BTC (c. $464M)** AS OF 10/31/23
MARKET CAP & VOLUME **$1.9B** AS OF 10/31/23 **31.1M** AVG. 30-DAY VOLUME (10/31/23)	AVG. DAILY BTC PRODUCED **38.2 BTC** OCTOBER 2023 **32.3 BTC** YTD THROUGH 10/31/23	SHORT-TERM DEBT **$0.0** AS OF 9/30/23 (EXCL. A/P)

Source: FactSet and company data

*Based on manufactures' specifications

Vertically Integrated Tech Stack Improves Operational Efficiency and Enhances Economic Moat

Mining Technology Stack

SOFTWARE

Self-owned and operated mining pool (MaraPool)

- Increased control and transparency of operations
- Reduced latency
- Improved BTC production

FIRMWARE

Utilizing proprietary firmware

- Enhanced fleet management and optimization
- Shorter curtailment times
- Improved temperature control and voltage protection

HARDWARE

Investing in leading edge Bitcoin mining ASICs

- Built strong relationships with top manufacturers
- Investing in next-gen ASIC technology providers

INFRASTRUCTURE

Custom-built immersion solution

- Reduces miner maintenance
- Overcomes challenging climates

Distributed Operations With A Global Presence To Reduce Concentration Risk and Improve Uptime

Energized Hash Rate	% of Bitcoin Network	Total Sites	Total Energized Miners	Fleet Efficiency	Total Megawatts
19.2 EH/s	4.5%	8	157,160	25.2 J/TH	513 MW

Installed Hash Rate By Location

Source: Company data as of October 31, 2023


Granbury, TX, 8%
Others, 1%
Abu Dhabi, UAE, 2%
McCamey, TX, 33%
Garden City, TX, 17%
Jamestown, ND, 6%
Ellendale, ND, 33%

Competitive Advantages of a Diversified Portfolio

- Broadened mining expertise
- Flexible technology solutions
- Adaptable business model
- Reduced impact of weather and curtailment
- Improved uptime of aggregate hash rate

Source: Company data as of October 31, 2023

A Diversified, Portfolio Approach to Bitcoin Mining

Each Bitcoin mining deployment comes with its own set of constraints, and each requires a curated approach. We adapt accordingly. Over time, we have used different strategies and structures to build a portfolio of Bitcoin mining operations that is designed to diversify risk across our organization.

Third-Party Hosting

- Optimizes for rapid deployment
- Optimizes for capex – shifts burden and risk to hosting provider, maximizes capex available to invest in mining rigs
- Optimizes for optionality – ability to move at end of term without abandoning infrastructure investment

Self-Hosting/Vertically Integrated/Joint Ventures

- Optimizes for bespoke design
- Optimizes for lowest operating cost
- Optimizes for optionality of scaling as needed

Marathon's Portfolio Approach To Bitcoin Mining Assets

Applying Portfolio Theory To Bitcoin Mining Assets		Key Advantages
Third-Party Hosted	→	Rapid deployment; outperforms in bull cycles
Self-Hosted	→	Lower operating cost and greater control; outperforms in bear cycles
Bitcoin Reserves	→	Hedge against currency risk and inflation; historical strong performance as an asset
Cash	→	Short-term "dry powder"; provides liquidity to take advantage of attractive opportunities
Non-Mining Revenue	→	Potential to monetize proprietary technology in non-Bitcoin mining sectors

Expanding Internationally by Helping Build the First Large-Scale Immersion Mining Facilities in the GCC*

JV Details

- Equity ownership – Zero Two: 80%, Marathon: 20%
- Capital contributions in cash and in-kind (i.e., equipment, infrastructure, etc.)
- Synergies – Zero Two: regional expertise and relationships, Marathon: technical mining expertise

Operations

- Masdar City: 200 MW
- Mina Zayed: 50 MW
- BTC production split 80/20 based on JV terms
- First 17 BTC produced in July 2023, just six months after joint venture formation



Mina Zayed
Masdar City
Abu Dhabi



MARATHON

Each custom-built container holds a total of ~128 machines



Each container has 8 tanks



MARA

Each tank holds 16 machines

*Gulf Cooperation Council (GCC) consists of Bahrain, Kuwait, Oman, Qatar, Saudi Arabia, and the United Arab Emirates

Source: Company data

Proactive Treasury Management

- In September 2023, we completed several privately negotiated exchange agreements, issuing $329M in equity for $417M of the 1% converts due 2026.
- These transactions represent a significant de-leveraging event with a 56% reduction in debt outstanding and accretive to our existing stockholders.

MAINTAINING ROBUST CASH BALANCES

CASH & CASH EQUIVALENTS



$250M
$200M
$150M
$100M
$50M
$0M
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
UNRESTRICTED CASH
RESTRICTED CASH

BUILDING BITCOIN ON THE BALANCE SHEET

BTC HELD



15,000
12,500
10,000
7,500
5,000
2,500
0
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
UNRESTRICTED BTC
RESTRICTED BTC

REDUCING SHORT-TERM DEBT TO STRENGTHEN THE BALANCE SHEET

CREDIT FACILITIES



$100M
$80M
$60M
$40M
$20M
$0M
Nov-22
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
TERM LOAN
REVOLVING LINE OF CREDIT

Source: Company data

Q3 Results: Revenue



Total Revenues
+20%
$12.7
$28.4
$51.1
$81.8
$97.8
3Q22
4Q22
1Q23
2Q23
3Q23
$ in millions
Source: Company data

Q3 Highlights:

- **Record total bitcoin mined 3,490**
- **Ending energized hash rate 19.1 EH/s**
- **Quarter avg. actual hash rate 14.2 EH/s**
  - Average uptime improved from 60% in 2Q to 75% in 3Q
- **Transaction fees represented 2.5% of Q3 bitcoin rewards**

Quarterly Bitcoin Mined

3Q22	4Q22	1Q23	2Q23	3Q23
616	1,562	2,195	2,926	3,490

Quarter-End Energized Hash Rate (EH/s)

3Q22	4Q22	1Q23	2Q23	3Q23
3.8	7.0	11.5	17.7	19.1

Q3 Results: Total Margin


Non-GAAP Total Margin
Cost of Revenue excl. D&A
Non-GAAP Total Margin
$13.8
$29.7
$17.8
$33.4
$26.5
$55.2
$38.2
$59.6
3Q22
4Q22
1Q23
2Q23
3Q23

$ in millions
Source: Company data

Q3 Highlights:

- Total Margin excluding D&A $38.2M, up 44% from Q2 2023 due to increased bitcoin production
- Total Margin excluding D&A % of revenues 39.1%
- Non-GAAP direct cost per coin $17,199 vs $18,873 in Q2
  - Improving uptime more than offset 9% rise in average network difficulty vs. Q2 2023

Total Margin % of Revenue excluding D&A[1]

3Q22	4Q22	1Q23	2Q23	3Q23
-8.5%	-4.6%	34.7%	32.5%	39.1%

Q3 Results: General and Administrative Expenses



General & Administrative Expenses
Stock based comp
Cash G&A
$3.6
$8.7
$5.7
$12.9
$3.9
$11.4
$4.5
$16.0
$5.5
$14.6
3Q22
4Q22
1Q23
2Q23
3Q23

$ in millions
Source: Company data

Q3 Highlights:

G&A decreased 2% from Q2 due to:

- Lower property taxes
- Lower conference sponsorship fees
- Lower payroll and benefits costs
- Lower professional fees
- Partially offset by higher stock-based compensation

Experienced Management Team



Fred Thiel

CHAIRMAN & CEO

- Chairman and CEO since April 2021
- Proven public company tech entrepreneur, built many successful businesses
- Known for creating value through innovation
- Bitcoin industry thought leader
- Extensive private equity and venture capital experience



Salman Khan

CHIEF FINANCIAL OFFICER

- Chief Financial Officer since June 2023
- 25 years in public companies and Big Four accounting/consulting
- High-tech, renewable energy, oil and gas industries
- Finance, M&A, controllership, operations, IR, startups, scale up and exit
- MBA from University of Michigan, Certified Accountant (UK)



Jim Crawford

CHIEF OPERATING OFFICER

- Chief Operating Officer since March 2013
- Entrepreneurial, operations and IP
- Scaling up and optimization of operations
- 20 Years experience in publicly traded companies
- MBA from Washington State, and patent holder



Adam Swick

CHIEF GROWTH OFFICER

- Chief Growth Officer since March 2023; at MARA since 2021
- Prior Director of Strategic Finance at Kraken Digital Asset Exchange
- Previously early-stage venture capitalist
- Founded Swick Capital in 2018
- Former strategy consultant at BCG
- MBA from Northwestern's Kellogg, BS from UPenn's Wharton



Ashu Swami

CHIEF TECHNOLOGY OFFICER

- Chief Technology Officer since December 2021
- Extensive Bitcoin mining hardware and software experience
- Portfolio manager, high-frequency trading at Morgan Stanley
- MBA from Duke University, BTech CSE from IIT Bombay



MARATHON
DIGITAL HOLDINGS

Securing and Supporting the Bitcoin Ecosystem

NASDAQ: MARA | NOV 2023